UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  November 25, 2003

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-2
                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-102282-02               48-1195807
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

   8140 Ward Parkway, Suite 300
       Kansas City, Missouri                                       64114
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (816) 237-7000

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Novastar Mortgage Funding Trust, Series 2003-2. pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, Wachovia Bank, National Association, as custodian and JPMorgan Chase Bank, as trustee.

   On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2003 as Exhibit 99.1.

NOVASTAR MORTGAGE FUNDING CORPORATION
Novastar  Mortgage  Funding  Trust,  Series  2003-2
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 1, 2003

                              JPMORGAN CHASE BANK,

                              By: /s/   Jennifer McCourt
                                 -----------------------------
                                 Jennifer McCourt
                                 Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1
                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-2
                        STATEMENT TO CERTIFICATEHOLDERS
                                 November 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1      1,000,000,000.00    969,580,088.48   15,517,627.98   1,112,997.14   16,630,625.12      0.00     0.00      954,062,460.50
A_2        320,000,000.00    304,827,475.11    7,440,358.63     358,510.98    7,798,869.61      0.00     0.00      297,387,116.48
M_1         63,750,000.00     63,750,000.00            0.00      96,032.29       96,032.29      0.00     0.00       63,750,000.00
M_2         52,500,000.00     52,500,000.00            0.00     125,606.25      125,606.25      0.00     0.00       52,500,000.00
M_3         15,000,000.00     15,000,000.00            0.00      40,720.83       40,720.83      0.00     0.00       15,000,000.00
B_1         15,000,000.00     15,000,000.00            0.00      51,595.83       51,595.83      0.00     0.00       15,000,000.00
B_2         15,000,000.00     15,000,000.00            0.00      60,054.17       60,054.17      0.00     0.00       15,000,000.00
O           18,750,001.00     18,750,001.24            0.00           0.00            0.00      0.00     0.00       18,750,001.24
P                  100.00            100.00            0.00     417,923.14      417,923.14      0.00     0.00              100.00
TOTALS   1,500,000,101.00  1,454,407,664.83   22,957,986.61   2,263,440.63   25,221,427.24      0.00     0.00    1,431,449,678.22

X_1      1,500,000,100.00  1,454,407,664.84            0.00   4,968,394.12    4,968,394.12      0.00     0.00    1,431,449,678.23
X_2        400,502,570.00              0.00            0.00           0.00            0.00      0.00     0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
----------------------------------------------------------------------------------------------------------------------------------
A_1       66987WAP2      969.58008848   15.51762798        1.11299714        16.63062512     954.06246050      A_1       1.425000 %
A_2       66987WAQ0      952.58585972   23.25112072        1.12034681        24.37146753     929.33473900      A_2       1.460000 %
M_1       66987WAR8    1,000.00000000    0.00000000        1.50638886         1.50638886   1,000.00000000      M_1       1.870000 %
M_2       66987WAS6    1,000.00000000    0.00000000        2.39250000         2.39250000   1,000.00000000      M_2       2.970000 %
M_3       66987WAT4    1,000.00000000    0.00000000        2.71472200         2.71472200   1,000.00000000      M_3       3.370000 %
B_1       66987WAU1    1,000.00000000    0.00000000        3.43972200         3.43972200   1,000.00000000      B_1       4.270000 %
B_2       66987WAV9    1,000.00000000    0.00000000        4.00361133         4.00361133   1,000.00000000      B_2       4.970000 %
O         66987XCN3    1,000.00001280    0.00000000        0.00000000         0.00000000   1,000.00001280      O         0.000000 %
P         66987XCL7    1,000.00000000    0.00000000  4,179,231.000000   4,179,231.400000   1,000.00000000      P         0.000000 %
TOTALS                   969.60504460   15.30532338        1.50896032        16.81428369     954.29972122

X_1       66987XCM5      969.60504525    0.00000000        3.31226253         3.31226253     954.29972187      X_1       4.240669 %
X_2       66987XCM5         .00000000    0.00000000        0.00000000         0.00000000       0.00000000      X_2       0.000000 %
----------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                              Elizabeth T. Smalls
              JPMorgan Chase Bank - Structured Finance Services NY
                       4 NY PLAZA FLR 6, ITS SFS NY ABS,
                            New York, New York 10004
                              Tel: (212) 623-5437
                       Email: ELIZABETH.SMALLS@CHASE.COM


                        REMIC Available Funds - Group I                                     21,559,291.69
                        REMIC Available Funds - Group II                                     9,358,416.18

Sec. 4.03(a)(i)         Distributions of Principal

                                              Class A-1                                     15,517,627.98
                                              Class A-2                                      7,440,358.63
                                              Class M-1                                              0.00
                                              Class M-2                                              0.00
                                              Class M-3                                              0.00
                                              Class B-1                                              0.00
                                              Class B-2                                              0.00
                                              Class P                                                0.00

Sec. 4.03(a)(ii)        Distributions of Interest

                                              Class A-1                                      1,112,997.14
                                              Class A-2                                        358,510.98
                                              Class M-1                                         96,032.29
                                              Class M-2                                        125,606.25
                                              Class M-3                                         40,720.83
                                              Class B-1                                         51,595.83
                                              Class B-2                                         60,054.17
                                              Class I                                          721,590.27
                                              Class P - Prepay Penalty                         417,923.14


Sec. 4.03(a)(iii)       Pool Balances

                                              Group I Beginning Pool Balance             1,105,943,801.49
                                              Group I Ending Pool Balance                1,090,424,032.32
                                              Group II Beginning Pool Balance              348,463,863.35
                                              Group II Ending Pool Balance                 341,025,645.91
                                              Total Beginning Pool Balance               1,454,407,664.84
                                              Total Ending Pool Balance                  1,431,449,678.23

Sec. 4.03(a)(iv)        Mortgage Loan Information as of Determination Date

                                              Number of Mortgage Loans                                               10,148
                                              Aggregate Principal Balance of Mortgage Loans                1,431,449,678.23
                                              Beginning Weighted Average Mortgage Rate                             7.2571 %
                                              Number of Subsequent Mortgage Loans Added during Prepayment Period          0
                                              Balance of Subsequent Mortgage Loans Added during Prepayment Period      0.00
                                              Balance of Pre-Funding Account                                           0.00

Section 4.03(a)(v) A    Group I and Group II Loans Delinquent
                                               Group 1
                                                                                        Principal
                                               Period                Number               Balance               Percentage
                                              30-59 days                     18            1,985,462.06                   0.18 %
                                              60-89 days                      7            1,092,336.84                   0.10 %
                                              90+days                         8              935,577.14                   0.09 %
                                              Total                      33                4,013,376.04                   0.37 %


                                               Group 2
                                                                                        Principal
                                               Period                Number               Balance               Percentage
                                              30-59 days                      3              553,360.50                   0.16 %
                                              60-89 days                      2              317,579.06                   0.09 %
                                              90+days                         2              131,435.01                   0.04 %
                                               Total                          7            1,002,374.57                   0.29 %

Sec. 4.03 (a)(v) B      Group I and Group II Loans in foreclosure
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                        37            5,653,722.75                 0.52 %
                                               Group 2
                                                                    Principal
                                               Number               Balance               Percentage
                                                        14            2,769,742.91                 0.81 %

Sec. 4.03(a)(v) C       Group I and Group II Loans in REO
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                         6              629,248.26                 0.06 %
                                               Group 2
                                                                    Principal
                                               Number               Balance               Percentage
                                                         2              131,435.01                 0.04 %

Sec. 4.03(a)(vi)        Principal Prepayments

                                              Group I Prepayments                                                  14,346,502.72
                                              Group II Prepayments                                                  7,047,305.15

Sec. 4.03 (a)(vii)      Realized Losses

                                              Group I Current Period Realized Losses                                    6,606.85
                                              Group I Cumulative Realized Losses                                        6,606.85
                                              Group II Current Period Realized Losses                                       0.00
                                              Group II Cumulative Realized Losses                                           0.00

Sec. 4.03 (a)(ix)       Unpaid Interest Shortfall Amounts

                                              Unpaid Interest Shortfall - A-1                                               0.00
                                              Unpaid Interest Shortfall - A-2                                               0.00
                                              Unpaid Interest Shortfall - M-1                                               0.00
                                              Unpaid Interest Shortfall - M-2                                               0.00
                                              Unpaid Interest Shortfall - M-3                                               0.00
                                              Unpaid Interest Shortfall - B-1                                               0.00
                                              Unpaid Interest Shortfall - B-2                                               0.00
                                              Unpaid Interest Shortfall - I                                                 0.01

Sec. 4.03 (a)(x)        Prepayment Interest Shortfalls not covered by the Servicer                                          0.00

Sec. 4.03 (a)(xi)       Credit Enhancement Percentage                                                                    12.38 %

Sec. 4.03 (a)(xii)      Available Funds Cap Carryforward Amount

                                              Available Funds Cap Carryforward Amount Paid - A-1                            0.00
                                              Available Funds Cap Carryforward Amount Paid - A-2                            0.00
                                              Available Funds Cap Carryforward Amount Paid - M-1                            0.00
                                              Available Funds Cap Carryforward Amount Paid - M-2                            0.00
                                              Available Funds Cap Carryforward Amount Paid - M-3                            0.00
                                              Available Funds Cap Carryforward Amount Paid - B-1                            0.00
                                              Available Funds Cap Carryforward Amount Paid - B-2                            0.00
                                              Remaining Available Funds Cap Carryforward Amount - A-1                       0.00
                                              Remaining Available Funds Cap Carryforward Amount - A-2                       0.00
                                              Remaining Available Funds Cap Carryforward Amount - M-1                       0.00
                                              Remaining Available Funds Cap Carryforward Amount - M-2                       0.00
                                              Remaining Available Funds Cap Carryforward Amount - M-3                       0.00
                                              Remaining Available Funds Cap Carryforward Amount - B-1                       0.00
                                              Remaining Available Funds Cap Carryforward Amount - B-2                       0.00


Sec. 4.03 (a)(xiii)     REMIC Pass-Through Rates

                                              REMIC Pass-Through Rate - A-1                                             1.4250 %
                                              REMIC Pass-Through Rate - A-2                                             1.4600 %
                                              REMIC Pass-Through Rate - M-1                                             1.8700 %
                                              REMIC Pass-Through Rate - M-2                                             2.9700 %
                                              REMIC Pass-Through Rate - M-3                                             3.3700 %
                                              REMIC Pass-Through Rate - B-1                                             4.2700 %
                                              REMIC Pass-Through Rate - B-2                                             4.9700 %
                                              Next REMIC Pass-Through Rate - A-1                                        0.3050 %
                                              Next REMIC Pass-Through Rate - A-2                                        0.3400 %
                                              Next REMIC Pass-Through Rate - M-1                                        0.7500 %
                                              Next REMIC Pass-Through Rate - M-2                                        1.8500 %
                                              Next REMIC Pass-Through Rate - M-3                                        2.2500 %
                                              Next REMIC Pass-Through Rate - B-1                                        3.1500 %
                                              Next REMIC Pass-Through Rate - B-2                                        3.8500 %

Sec. 4.03 (a)(xiv)      Supplemental Interest payment

                                              Supplemental Interest payment - A-1                                           0.00
                                              Supplemental Interest payment - A-2                                           0.00
                                              Supplemental Interest payment - M-1                                           0.00
                                              Supplemental Interest payment - M-2                                           0.00
                                              Supplemental Interest payment - M-3                                           0.00
                                              Supplemental Interest payment - B-1                                           0.00
                                              Supplemental Interest payment - B-2                                           0.00

Sec. 4.03 (a)(xv)       Swap Notional Amount and the Underwritten Certificates Principal Balance

                                              Underwritten Certificates Principal Balance                       1,412,699,676.98
                                              Swap Notional Amount                                                850,000,000.00
                                              Difference                                                          562,699,676.98
                                              Funds paid to Swap Counterparty                                         721,590.28

Sec. 4.03 (a)(xvi)      Overcollateralization Amounts

                                              Required Overcollateralization Amount                                18,750,001.25
                                              Overcollateralization Amount                                         18,750,001.25

Sec. 4.03 (a)(xvi)      Excess Cashflow                                                                             4,975,000.98


